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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 24, 2003



                                ADMINISTAFF, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                    1-13998                   76-0479645
(State or other jurisdiction of     (Commission              (I.R.S. Employer
       incorporation)               File Number)            Identification No.)



                          19001 CRESCENT SPRINGS DRIVE
                             KINGWOOD, TEXAS 77339
             (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (281) 358-8986


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ITEM 5.           OTHER EVENTS

                  Administaff, Inc. announced that Paul J. Sarvadi, its president and chief executive officer, and Richard G. Rawson, its executive vice president of administration and chief financial officer, have established structured, prearranged trading plans to sell a portion of their shares in the company over a designated period in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934. More information regarding the plans is contained in the company's press release issued on March 24, 2003, a copy of which is attached as Exhibit 99.1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

                  99.1     Press Release dated March 24, 2003.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ADMINISTAFF, INC.


                               By: /s/ JOHN H. SPURGIN, II
                                   ------------------------------------------
                                       John H. Spurgin, II
                                       Vice President, Legal, General Counsel
                                       and Secretary



Date: March 24, 2003



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                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             ------------------------------------
     99.1                  Press Release issued March 24, 2003.


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